OLD LINE BANCSHARES, INC.

*Experience is Our Best Asset*

# Acquisition of WSB Holdings, Inc.
# Bowie, Maryland

## September 10, 2012

# Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, including but not limited to our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third-party products and services; increased competition and its effect on pricing; technological changes; security breaches and computer viruses that may affect our computer systems; changes in consumer spending and savings habits; our growth and profitability; changes in accounting; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 along with our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this presentation speak only as of the date of these materials, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ. In addition, this presentation includes certain non-GAAP financial measures.

# Transaction Terms

- Transaction Value: $49 million, or $6.12 per share[1]
  - Aggregate value: $17 million in cash (35%) and $32 in Old Line common stock (65%)
  - Per share: $6.09 per share in cash or 0.5608 shares of Old Line common stock
- Transaction value/WSB tangible book: 88.8%[2]
- Two board seats on holding company and bank boards
- Customary regulatory approval and approval from shareholders of Old Line and WSB
- Expected Closing: 2nd Quarter of 2013

[1]Implied price based on OLBK closing price of $10.95 per share on September 7, 2012. Transaction value is subject to adjustments for operating losses, asset quality, re-pricing of certain investment securities and other items prior to closing.

[2]Based on WSB tangible common book value of $6.90 per share as of June 30, 2012.

# Overview of WSB

- History
  - Founded in 1982
  - 5 branches (3 in Anne Arundel County)
  - Headquartered in Bowie, MD
  - NASDAQ: WSB

- Financial Summary (June 30, 2012)
  - Assets: $374 million
  - Loans: $200 million
  - Deposits: $248 million
  - Tangible equity: $55.1 million
  - Tangible common equity/tangible assets: 14.76%
  - NPAs[1]/Assets: 10.04%

[1]Includes troubled debt restructure.

# Logical In-Market Consolidation


Washington
Arlington
Alexandria
Annapolis

Old Line Bancshares Inc

- US Branches: Current

WSB Holdings Inc.

- US Branches: Current

| | As of June 30, 2012 | | | | | |
|---|---|---|---|---|---|---|
| | Old Line | | WSB | | Pro Forma | |
| | Deposits | Branches | Deposits | Branches | Deposits | Branches |
| County | ($mm) | (#) | ($mm) | (#) | ($mm) | (#) |
| Prince George's | 346 | 7 | 92 | 1 | 438 | 8 |
| Charles | 215 | 5 | 75 | 1 | 290 | 6 |
| Saint Mary's | 99 | 3 | - | - | 99 | 3 |
| Anne Arundel | 31 | 2 | 86 | 3 | 117 | 5 |
| Calvert | 28 | 2 | - | - | 28 | 2 |
| Total | 719 | 19 | 253 | 5 | 972 | 24 |

# Strategic Rationale

- In-market acquisition consistent with Old Line's long-term growth strategy:
  - Significant operating synergies
  - Builds on successful acquisition of Maryland Bankcorp in 2010
  - Expands product line by adding a successful mortgage origination and sale unit
- Creates a $1.2 billion Maryland-based bank with a focus on the greater Washington, D.C. metropolitan area, Anne Arundel County and southern Maryland:
  - Washington Savings adds 5 branches with deposits of $248 million and loans of $200 million.
  - Old Line will have 24 branches and deposits of $1.1 billion.
  - Of banks based in Maryland, Old Line will be the 5$^{th}$ largest in terms of assets (up from 8$^{th}$) and 3$^{rd}$ largest in terms of number of full service branches (up from 4$^{th}$).
  - Old Line will have the highest board and insider ownership of any publicly-traded Maryland-based bank with assets over $1 billion at 29%.

# Financial Rationale

- 7% EPS accretion in Year 1 excluding merger related costs, with higher levels in later years. Key points include:
  - Restructure of WSB FHLB borrowings of $26 million at 4.40%; and another $42 million at 1.84%
  - Opportunity to reduce WSB legacy deposit costs
  - Significant in-market cost savings
- Return to pre-closing tangible book within one year
- Payback on tangible book dilution from transaction in ~3.5 years
- Pricing compares favorably to recent local and regional transactions

# Loans



Old Line
Consum er 2.2%
Other, 0.0%
C&D, 9.0%
1-4 family, 16.5%
CRE, 55.1%
Commer cial, 17.2%
WSB
C&D 6.1%
Consum er 1.2%
Other 1.2%
1-4 family 37.8%
CRE 53.0%
Commer cial 0.7%
Combined
Consumer 2.0%
Other 0.3%
C&D 8.3%
1-4 family 21.8%
CRE 54.6%
Commerci al 13.1%

As of June 30, 2012 at bank level.

# Deposits


Old Line
Non-interest bearing 25.9%
CDs 45.7%
Other transaction 28.4%
WSB
Non-interest bearing 4.0%
CDs 38.5%
Other transaction, 57.5%
Combined
CDs 43.8%
Non-interest bearing 20.2%
Other transaction 36.0%

**Cost of Interest Bearing Deposits in 2nd quarter 2012.: Old Line – 0.83%**
**WSB – 1.16%**

As of June 30, 2012 at bank level.

# Due Diligence Overview

- Rigorous due diligence process was undertaken:
  - Informal and formal due diligence over a 3 month period
  - OLB in-house due diligence team consisted of 13 people dedicated to loans and OREO and another 4 people dedicated to non-loan due diligence
  - A 3rd party loan review team utilized for residential portfolio
  - All non-performing credits, classified credits, large credit relationships and Reg. O credits were reviewed
  - An extensive sample of pass credits were reviewed

# Low Risk

- In depth due diligence
- Conservative credit marks
- Experienced acquisition team
- Recent successful acquisition of similar size bank

# Old Line's Acquisition History

| Announced Date | Target | Location | Assets ($MM) | Tang. Equity ($MM) | Announced Deal Value/ Tang. Book | Seller: Tang. Equity/ Assets | Seller: Number of Branches |
|---|---|---|---|---|---|---|---|
| 9/10/12 | WSB Holdings | Bowie, MD | $374 | $55.1 | 88.8% | 14.76% | 5 |
| | | | | | | | |
| 9/1/10 | Maryland Bankcorp | Lexington Park, MD | $348 | $25.4 | 78.4% | 7.28% | 10 |

# Pro Forma Balance Sheet

| | Old Line 6/30/2012 | Pro Forma at Close[1] |
|---|---|---|
| | ($ are in millions, except per share) | |
| Assets | $846 | ~$1,200 |
| Loans | $577 | ~$776 |
| Goodwill & Intangibles | $4.7 | ~$9.4 |
| Deposits | $720 | ~$981 |
| Tangible Equity | $67 | ~$98 |
| | | |
| Tangible Equity/Tangible Assets | 7.96% | ~8.75% |
| Tangible Book Per Share | $9.78 | ~$9.57 |
| | | |
| Board and insider ownership | 26% | 29%[2] |

[1]Includes Old Line second half earnings and dividends, $5 million capital raise, various merger adjustments and assumes payoff of all WSB FHLB borrowings.
[2]Includes WSB's largest shareholder Will Harnett.

# Significant Merger Assumptions

- Gross credit and OREO mark-down of $18 million
- Real estate mark-up of $7.7 million
- Mark on FHLB borrowings ($26 million at 4.40% and $42 million at 1.84%) of $4.6 million
- CDI of 1.96% on non-CD accounts amortized over 8 years (SL)
- Combined Old Line and WSB merger related expenses of $3.2 million after tax
- Cost savings of 35% of WSB's annualized non-interest expense (projections assume 20% of cost savings not realized in year one)
- A capital raise of $5 million[1]

[1]Old Line raised $6 million in common equity after the announcement of the Maryland Bancorp acquisition.

# Investor Contacts

**James W. Cornelsen**
President & Chief Executive Officer

**Christine M. Rush**
Executive Vice President &
Chief Financial Officer

**Old Line Bancshares, Inc.**
1525 Pointer Ridge Place
Bowie, MD 20716
(301) 430-2500
www.oldlinebank.com